UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 9, 2020
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001790013
Benchmark 2019-B14 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001013611
J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

New York	333-226123-05	38-4129034 38-4129035 38-4129036 38-7235623
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 834-5467
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The 180 Water Mortgage Loan, which constituted approximately 3.8% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2019, relating to the COMM 2019-GC44 Mortgage Trust transaction, filed as Exhibit 99.1 to the Current Report on Form 8-K filed on December 12, 2019 (the “COMM 2019-GC44 PSA”).  Effective September 9, 2020, pursuant to Section 3.22 of the COMM 2019-GC44 PSA, Rialto Capital Advisors, LLC was removed as special servicer of the 180 Water Mortgage Loan and CWCapital Asset Management LLC (“CWCAM”), a Delaware limited liability company, was appointed as the successor special servicer of the 180 Water Mortgage Loan under the COMM 2019-GC44 PSA.

In the interest of transaction management, this Form 8-K is being filed to record that, effective as of September 9, 2020, the 180 Water Street Mortgage Loan will be specially serviced, if necessary, pursuant to the COMM 2019-GC44 PSA, by CWCAM.  CWCAM maintains its principal special servicing office at 7501 Wisconsin Avenue, Suite 500 West, Bethesda, Maryland 20814.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Depositor)

By: /s/ Bradley J. Horn
Name: Bradley J. Horn,

Title: Executive Director

Date:  September 9, 2020